Ex. 10.2

SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND LOAN INCREASE AGREEMENT (this “Agreement”), dated as of the 11th day of June, 2015 (the “Effective Date”) is between and among ATRION CORPORATION, a Delaware corporation, ATRION MEDICAL PRODUCTS, INC., a Delaware corporation, HALKEY-ROBERTS CORPORATION, a Delaware corporation,  QUEST MEDICAL, INC., a Texas corporation, ALATENN PIPELINE COMPANY, LLC, an Alabama limited liability company, and ATRION LEASING COMPANY, LLC, an Alabama limited liability company (collectively, the “Borrowers”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, successor by merger to Wachovia Bank, National Association (the “Lender”).

R E C I T A L S:

A.           Lender has heretofore established a credit facility for the Borrowers' benefit in the current maximum principal amount of Forty Million Dollars ($40,000,000) (the “Credit Facility”).  The Credit Facility is evidenced and secured by the following Loan Documents:

1.           Loan and Security Agreement dated November 12, 1999 (evidencing a Credit Facility in the original maximum principal amount of $18,500,000), as amended by the following documents, each duly executed by Borrowers and Lenders:   an Amendment to Loan and Security Agreement dated as of December 26, 2001; a Second Amendment to Loan and Security Agreement dated November 7, 2003 (which such Second Amendment, among other things, increased the principal balance of the Credit Facility to $25,000,000); a Third Amendment to Loan and Security Agreement dated September 1, 2005; a Fourth Amendment to Loan and Security Agreement dated July 1, 2008; a Fifth Amendment to Loan and Security Agreement dated September 30, 2008; and a Sixth Amendment to Loan and Security Agreement and Loan Increase Agreement dated October 1, 2011 (which such Sixth Amendment, among other things, increased the principal balance of the Credit Facility to $40,000,000) (as amended, the “Loan Agreement”); and

2.           Line of Credit Promissory Note dated November 12, 1999 in the original stated principal amount of $18,500,000, as amended by the following documents, each duly executed by Borrowers and Lenders: a Note Extension Agreement dated August 31, 2001; a Second Amendment to Line of Credit Promissory Note dated December 26, 2001 (which such Second Amendment, among other things, increased the principal balance of the Line of Credit Note to $25,000,000); a Third Amendment to Line of Credit Promissory Note dated November 7, 2003; a Fourth Amendment to Line of Credit Promissory Note dated September 1, 2005; a Fifth Amendment to Line of Credit Promissory Note dated July 1, 2008; and a Sixth Amendment to Line of Credit Promissory Note dated as of October 1, 2011 (which such Sixth Amendment, among other things, increased the principal balance of the Line of Credit Note to $40,000,000) (as amended, the “Line of Credit Note”), evidencing the Line of Credit Loan portion of the Credit Facility.

B.           The Credit Facility terminates on the Termination Date of October 1, 2016 and the outstanding principal balance of all Advances, together with accrued and unpaid interest thereon, is due and payable in full on the Termination Date of October 1, 2016.

C.           Borrowers have requested that the Termination Date be extended until October 1, 2021 and Lender has so agreed on the terms set forth below.

D.           To date, no Term Loans or Letters of Credit exist under the Credit Facility.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Defined Terms.  Capitalized terms used in this Agreement without definition shall have the meanings ascribed to them in the Loan Agreement.

Termination Date Extended. The Loan Agreement is hereby modified and amended to extend the Termination Date from October 1, 2016 until October 1, 2021, by deleting in its entirety the Defined Term “Termination Date” as the same appears in Section 1.1 of the Loan Agreement, and by inserting in lieu thereof the following:

“Termination Date” means October 1, 2021, or such earlier date on which the obligations of the Lender to make Advances hereunder are terminated pursuant to the terms of this Agreement.

Changes in Financial Covenants.   Section 5.17 is hereby modified and amended as follows:

(A)	Section 5.17 (c) (Consolidated Liabilities to Consolidated Tangible Net Worth ratio requirement) is hereby deleted.

The Compliance Certificate attached to the Loan Agreement as Exhibit G is deleted in its entirety, and replaced with the Revised Exhibit G which is attached to this Agreement.

4.           Acquisitions.  In consideration of this Agreement, Borrowers hereby ratify and confirm their agreement set forth in the Sixth Amendment to Loan and Security Agreement and Loan Increase Agreement that at no time prior to the Termination Date shall Borrowers (or any of them) purchase all or substantially all of the assets of any entity or any division of any entity or any operating line of business of any entity or the equity interest of any entity unless at such time there is no Event of Default and, after giving effect to such transaction, no Event of Default would exist on pro forma basis under the terms of the Loan Agreement.

5.           Additional Indebtedness. In consideration of this Agreement, Borrowers hereby ratify and confirm their agreement set forth in the Sixth Amendment to Loan and Security Agreement and Loan Increase Agreement that at no time prior to the Termination Date shall Borrowers (or any of them) incur or permit to exist any Indebtedness (as hereafter defined) unless at such time there is no Event of Default or, after giving effect to such Indebtedness, no Event of Default would exist on pro forma basis under the terms of the Loan Agreement.  Indebtedness” shall mean all liabilities of a Person as determined under GAAP and all obligations which such Person has guaranteed or endorsed or is otherwise secondarily or jointly liable for, and shall include, without limitation, (a) all obligations for borrowed money or purchased assets; (b) obligations secured by assets whether or not any personal liability exists; (c) the capitalized amount of any capital or finance lease obligations; (d) the unfunded portion of pension or benefit plans or other similar liabilities; (e) obligations as a general partner; (f) contingent obligations pursuant to guaranties, endorsements, letters of credit and other secondary liabilities; (g) obligations for deposits; and (h) obligations under Financial Contracts

6.           Sanctioned Persons; Sanctioned Countries.  Borrowers hereby represent and warrant that none of the Borrowers, their Subsidiaries or Affiliates or any guarantor (a) is a Sanctioned Person or (b) does business in a Sanctioned Country or with a Sanctioned Person in violation of the economic sanctions of the United States administered by OFAC.  Borrowers will not use the proceeds of any extension of credit under the Loan Agreement to fund any operation in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Country.  As used herein, the term “Sanctioned Country” means a country subject to the sanctions program identified on the list maintained by OFAC and available at the following website or as otherwise published from time to time:  http://www.treas.gov/offices/enforcement/ofac/programs/; the term “Sanctioned Person” means a) any Person named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC available at http://www.treas.gov/offices/eotffc/ofac/sdn/index.html or as otherwise published from time to time, (b) any agency, authority, or subdivision of the government of a Sanctioned Country, (c) any Person or organization controlled by a Sanctioned Country, or (d) any Person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC; and the term “OFAC”“ means the United States Department of the Treasury’s Office of Foreign Assets Control or any successor thereto.

7.           Representations and Warranties.  All representations and warranties set forth in Article IV of the Loan Agreement are hereby ratified and confirmed by the Borrowers, and Borrowers confirm that such all representations and warranties remain in full force and effect and are true and correct as stated therein as of the date hereof.

8.           Amendment to Line of Credit Note.  Contemporaneously herewith, Borrowers and Lender have entered into that certain Seventh Amendment to Line of Credit Promissory Note pursuant to which the Termination Date set forth in the Line of Credit Note has been extended to October 1, 2021.  All references in the Loan Agreement to the “Line of Credit Note” shall henceforth refer to the Line of Credit Note, as amended by the Seventh Amendment to Line of Credit Promissory Note.

9.           Confirmation of Obligations.  Except as herein modified, the Loan Agreement shall remain in full force and effect, and the Loan Agreement is hereby ratified and affirmed in all respects.

10.           No Novation and No Release of Collateral.  The execution and delivery of this Agreement shall not be interpreted or construed as, and in fact does not constitute, a novation, payment, or satisfaction of all or any portion of the Loan Agreement; rather, this Agreement is strictly amendatory in nature.  The execution, delivery, and performance of this Agreement shall not operate to release any Collateral securing the Credit Facility nor modify or otherwise affect the lien and security interest held by Lender in and to such Collateral.

11.           Counterparts.  This Agreement may be executed in multiple counterparts and using multiple signature pages and shall be binding and enforceable at such time as each party has executed a counterpart of this Agreement.  The signature of any party to a counterpart of this Agreement shall bind such party to the same extent as if all parties executed a single original hereof.

12.           Interpretation.  No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party to this Agreement by any court or other governmental or judicial authority by reason of such party's having or being deemed to have structured or dictated such provision.

13.           Integration.  Borrowers acknowledge and agree that no promises, agreements, understandings, or commitments of any nature whatsoever have been made by or on behalf of Lender in respect to the Credit Facility and the Loan Agreement, except as set forth herein.  Specifically, Borrowers acknowledge and agree that Lender has made no agreement, and is in no way obligated, to grant any extension, indulgence, forbearance, or consent with respect to the Credit Facility or any matter relating to the Credit Facility, except as specifically set forth herein.

14.           Release of Lender.  In consideration of Lender's execution of this Agreement, and without any contingency, precondition, or condition subsequent, the Borrowers, for and on behalf of themselves and all those claiming by, through or under them, including, without limitation, their respective heirs, administrators, executors, beneficiaries, parents, subsidiaries, affiliates, owners, successors and assigns, do hereby fully and forever remise, release, relinquish, discharge, settle and compromise any and all claims, cross-claims, counterclaims, causes, damages and actions of every kind and character, and all suits, costs, damages, expenses, compensation and liabilities of every kind, character and description, whether direct or indirect, known or unknown, in law or in equity, which any of them now have or will have against Lender, and/or any of its affiliates, agents, representatives, officers, employees, attorneys, advisors, consultants or contractors on account of, arising  out of, or resulting from, or in any manner incidental or related to, any and every thing or event occurring or failing to occur at any time in the past up to and including the Effective Date, including, without limitation, any claims relating to the Loan Documents, the Collateral, Lender’s administration of the Loan Documents or the Collateral, this Agreement, or any other transaction contemplated by this Agreement.

15.           Severability.  If any provisions of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

16.           Waiver of Jury Trial.  BORROWERS HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATED TO LOAN OBLIGATION, THIS AGREEMENT, OR ANY OTHER LOAN DOCUMENT, OR IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF LENDER AND BORROWERS WITH RESPECT TO THE LOAN OBLIGATIONS, THIS AGREEMENT, AND ANY OTHER LOAN DOCUMENT, OR IN CONNECTION WITH THE TRANSACTIONS RELATED HERETO OR CONTEMPLATED HEREBY OR THE EXERCISE OF ANY PARTY'S RIGHTS AND REMEDIES WITH RESPECT TO THE LOAN OBLIGATIONS, THIS AGREEMENT, OR OTHERWISE, OR THE CONDUCT OF THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.  BORROWERS ACKNOWLEDGE THAT LENDER MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF THE BORROWERS IRREVOCABLY TO WAIVE THEIR RIGHTS TO TRIAL BY JURY, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN BORROWERS AND LENDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

[Signatures on Following Pages]

IN WITNESS WHEREOF, Borrowers and Lender have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

BORROWERS:
ATRION CORPORATION, a Delaware corporation

By:	/s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

ATRION MEDICAL PRODUCTS, INC., a Delaware corporation

By:	/s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

HALKEY-ROBERTS CORPORATION, a Delaware corporation

By:	/s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

QUEST MEDICAL, INC., a Texas corporation

By:	/s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

ALATENN PIPELINE COMPANY, LLC, an Alabama limited liability company

By:	/s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

ATRION LEASING COMPANY, LLC,

By:	/s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

LENDER:
WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

By:	/s/ Jason Ford
Jason Ford
Vice President

REVISED EXHIBIT G

COMPLIANCE CERTIFICATE

Wells Fargo Bank, N.A.
4975 Preston Park Blvd.
Suite 280
Plano, Texas 75093

RE:
Loan and Security Agreement dated November 12, 1999 (evidencing a Credit Facility in the original maximum principal amount of $18,500,000), as amended by the following documents, each duly executed by Borrowers and Lenders:   an Amendment to Loan and Security Agreement dated as of December 26, 2001; a Second Amendment to Loan and Security Agreement dated November 7, 2003 (which such Second Amendment, among other things, increased the principal balance of the Credit Facility to $25,000,000); a Third Amendment to Loan and Security Agreement dated September 1, 2005; a Fourth Amendment to Loan and Security Agreement dated July 1, 2008; a Fifth Amendment to Loan and Security Agreement dated September 30, 2008; and a Sixth Amendment to Loan and Security Agreement and Loan Increase Agreement dated October 1, 2011 (which such Sixth Amendment, among other things, increased the principal balance of the Credit Facility to $40,000,000), as amended by Seventh Amendment to Loan and Security Agreement dated June 11, 2015 (as amended, the “Loan Agreement”; all defined terms used in this Compliance Certificate shall have the meanings ascribed to them in the Loan Agreement)

The undersigned officer of the Atrion Corporation does hereby certify that for the quarterly financial period ending ________________________:

1.	No Default or Event of Default has occurred or exists except .

2.	The Consolidated Net Income for the Group, based upon the preceding twelve (12) months through the end of such period, was:

Required:                      Not less than $1,000,000
Actual:

3.	The Consolidated Fixed Charge Coverage ratio through the end of such period was:

Required:                      Not less than 1.75 to 1.0
Actual:

4.	The ratio of Funded Debt to EBITDA through the end of such period was:

Required:                      Not more than 2.25 to 1.0
Actual:

5.
All representations and warranties contained in Article IV of the Loan Agreement, as the same may have been supplemented from time to time in accordance with the provisions of Section 5.1(c) of the Loan Agreement, are true and correct as though given on the date hereof, except
.

6.	The undersigned hereby certifies that all information provided herein is true and correct.

ATRION CORPORATION

BY:           ____________________________________
Name:           ____________________________________
Title:           ____________________________________

Dated this the ______ day of ______________________, ______.